UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

MERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1 Par Value	MTOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Meritor, Inc. (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2020, to provide further information about the compensation arrangements of Jeffrey A. Craig, Executive Chairman of the Board of Directors, and Chris Villavarayan, Chief Executive Officer and President, that were approved by the Compensation and Management Development Committee of the Board of Directors effective March 1, 2021.

On March 1, 2021, the Company and Mr. Craig entered into an employment agreement in substantially the form of employment agreement entered into by the other executive officers of the Company, the terms of which are described in the Company’s Current Report on Form 8-K originally filed with the SEC on December 7, 2015, and a copy of which was filed as Exhibit 10-u to the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2020, which is incorporated herein by reference. The employment agreement supersedes the prior employment letters between Mr. Craig and the Company. Effective March 1, 2021, Mr. Craig’s annual base salary will be $700,000; his target bonus award for fiscal year 2021 under the Company’s Incentive Compensation Plan will be 75% of his annual base salary; and his target award for the three-year performance period of fiscal 2021 to 2023 established pursuant to the Company’s 2020 Long-Term Incentive Plan (the “2020 LTIP”) will remain unchanged.

Also effective March 1, 2021, Mr. Villavarayan’s annual base salary will be increased to $935,000; his target bonus award for fiscal year 2021 under the Company’s Incentive Compensation Plan will be increased to 110% of his annual base salary; and his target award for the three-year performance period of fiscal 2021 to 2023 established pursuant to the 2020 LTIP will be $4,855,000.

This Amendment No. 1 is being filed solely to provide this information regarding Mr. Craig’s and Mr. Villavarayan’s revised compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERITOR, INC.
(Registrant)

Date: March 1, 2021	By:	/s/ Hannah S. Lim-Johnson
Hannah S. Lim-Johnson
Senior Vice President, Chief Legal Officer &
Corporate Secretary